SUPPLEMENT DATED SEPTEMBER 1, 2020 TO THE
SUMMARY PROSPECTUSES AND PROSPECTUSES DATED JANUARY 31, 2020, APRIL 1, 2020 and MAY 1, 2020, as each may be supplemented,
OF VANECK VECTORS ETF TRUST

This Supplement updates certain information contained in the above-dated Summary Prospectuses and Prospectuses with respect to each of the series (the "Funds") constituting VanEck Vectors® ETF Trust (the "Trust"). You may obtain copies of each Fund's Summary Prospectus and Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective immediately, the language under the heading "Purchase and Sale of Fund Shares" in each Summary Prospectus and “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries—Purchase and Sale of Fund Shares” in each Prospectus is hereby deleted in its entirety and replaced with the following:

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a “premium”) or less than NAV (i.e., a “discount”).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.vaneck.com.

Effective immediately, the following sentence is added to the end of the paragraph under the heading "Shareholder Information—Intraday Value" in each Prospectus:

On or about December 31, 2020, the Trust expects that the IIV will no longer be calculated and disseminated.

Please retain this supplement for future reference.